Goldman Sachs MarketBeta Total International Equity ETF has not operated for a full year as of the end of the Reporting Period. The Registrant has provided annualized tracking difference and tracking error metrics in response to the Item above. Please note that the annualized metrics for the Fund does not reflect an actual full year of operation. The actual tracking difference and tracking error metrics may vary significantly from the annualized metrics stated above.